UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 31, 2015

ONEBEACON INSURANCE GROUP, LTD.
(Exact name of Registrant as Specified in its Charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

601 Carlson Parkway
Minnetonka, Minnesota 55305
(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On July 31, 2015, OneBeacon Insurance Group, Ltd. (the “Company”) announced that that it has exited its multiple peril crop insurance business and its related crop-hail businesses, due to the sale of its exclusive managing general agency, Climate Crop Insurance Agency to an affiliate of AmTrust Financial Services, Inc.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

99.1        News Release issued by the Company dated July 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

	By:	/s/ Paul H. McDonough
Paul H. McDonough
Senior Vice President and Chief Financial Officer
Date: July 31, 2015